UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2019

Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana	46514-3305
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common stock (Par value $.10 Per Share)	THO	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

Thor Industries, Inc. (the “Company”) held its 2019 annual meeting of shareholders (the “Annual Meeting”) on December 13, 2019. At the Annual Meeting, there were 47,901,853 shares of common stock of the Company present in person or by proxy and entitled to vote. The Company’s shareholders were asked to vote on three proposals: (1) the election of nine directors, (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2019, and (3) the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal #1 – Election of Directors. The shareholders elected nine nominees as directors to hold office until the 2020 annual meeting of shareholders and until their respective successors are duly elected and qualified by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Andrew Graves	39,035,286	4,435,611	4,430,956
Amelia A. Huntington	42,959,454	511,443	4,430,956
Wilson Jones	38,969,052	4,501,845	4,430,956
Christopher Klein	43,165,031	305,866	4,430,956
J. Allen Kosowsky	38,496,138	4,974,759	4,430,956
Robert W. Martin	43,345,291	125,606	4,430,956
Peter B. Orthwein	43,000,394	470,503	4,430,956
Jan H. Suwinski	42,911,547	559,350	4,430,956
James L. Ziemer	39,208,247	4,262,650	4,430,956

Proposal #2 – Ratification of Deloitte & Touche LLP. The shareholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2020 by the following vote:

For	Against	Abstentions	Broker Non-Votes
46,976,169	884,100	41,584	0

Proposal #3 – Advisory Vote to Approve Compensation of Named Executive Officers. The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following vote:

For	Against	Abstentions	Broker Non-Votes
37,473,711	5,926,731	70,455	4,430,956

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: December 16, 2019	By:	/s/ W. Todd Woelfer
Name: W. Todd Woelfer
Title: Senior Vice President, General Counsel, and Secretary